                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2002 (January 31, 2002)
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                          Atchison Casting Corporation
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            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
                                                   -----------------------------

                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 5.    Other Events.

Atchison Casting Corporation announced an amendment to the Twelfth Amendment and
Forebearance Agreement in which, among other things, a date to reduce outstanding loan commitments was extended from January 31, 2002 to February 28,
2002.  A copy of the letter agreement is attached as Exhibit 4 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibit is filed herewith:

     4    Letter  agreement  dated  January 31, 2002 modifying the Twelfth
          Amendment and Forebearance Agreement.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: February 6, 2002

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

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